SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN A PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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MAINSTAY VP FUNDS TRUST

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MAINSTAY VP FUNDS TRUST

MAINSTAY VP ICAP SELECT EQUITY PORTFOLIO

51 Madison Avenue

New York, New York 10010

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held On March 31, 2017

The Proxy Statement is also available at proxyonline.com/docs/mainstayVPICAP.pdf or mainstayinvestments.com.

NOTICE IS HEREBY GIVEN THAT A SPECIAL MEETING OF SHAREHOLDERS (with any postponements or adjournments, “Special Meeting”) of the MainStay VP ICAP Select Equity Portfolio (“Portfolio”), a series of MainStay VP Funds Trust (“Trust”), a Delaware statutory trust, will be held at the offices of New York Life Investment Management LLC (“New York Life Investments”), 51 Madison Avenue, New York, New York 10010, on March 31, 2017 beginning at 11:00 a.m., Eastern time.

As the owner of a variable annuity contract or a variable universal life insurance policy (“Policy”) issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a Delaware corporation, you have the right to instruct NYLIAC how to vote the shares of the Portfolio attributable to your Policy at the Special Meeting. To make this Proxy Statement easier to read, Policy owners are described as if they are voting directly on the Proposal at the Special Meeting, as opposed to directing NYLIAC to vote on the Proposal. Additionally, Policy owners are sometimes referred to in this Proxy Statement as “shareholders” for ease of reading purposes.

At the Special Meeting, and as specified in greater detail in the Proxy Statement accompanying this Notice, shareholders of the Portfolio will be asked to consider and approve the following proposal (“Proposal”):

1.	To approve a new subadvisory agreement between New York Life Investments, the Portfolio’s investment manager, and Epoch Investment Partners, Inc. (“Epoch”); and
2.	Any other business that properly comes before the Special Meeting and any adjournments thereof.

The Proposal corresponds to the ongoing repositioning (“Repositioning”) of the Portfolio, previously subadvised by Institutional Capital LLC (“ICAP”), an affiliate of New York Life Investments, in connection with the acquisition by Epoch of certain assets of ICAP’s investment management business. In connection with the Repositioning, the Board of Trustees of the Trust (the “Board” or “Trustees”), at the recommendation of New York Life Investments, approved the termination of the prior subadvisory agreement between New York Life Investments and ICAP with respect to the Portfolio, effective January 9, 2017. Additionally, the Board approved the retention of Epoch on an interim basis to serve as subadvisor to the Portfolio pursuant to the terms of an interim subadvisory agreement, dated January 9, 2017, which will terminate by its terms on June 8, 2017. The Repositioning will also involve the following changes, which will take effect on or about March 13, 20171: (i) lowering the management fee at certain levels and introducing a new management fee breakpoint; (ii) modifying the Portfolio’s investment objective, principal investment strategies, investment process and principal risks; and (iii) changing the name of the Portfolio to the “MainStay VP Epoch U.S. Equity Yield Portfolio.”

Shareholders will vote on the Proposal at the Special Meeting. It is anticipated that, with shareholder approval, the Proposal would take effect on or about April 1, 2017.

The Board has recommended that the Proposal be presented to shareholders of the Portfolio for their consideration and approval. Although the Trustees have determined that the Proposal is in the Portfolio’s best interests, the final decision to approve the Proposal is up to you. The Board recommends that you vote FOR the Proposal.

In addition, shareholders will be asked to consider and approve such other matters as may properly come before the Special Meeting.

[1]	For additional details regarding the Repositioning, please see the supplement to the Portfolio’s Prospectus and Statement of Additional Information filed with the Securities and Exchange Commission on January 9, 2017.

Your attention is directed to the accompanying Proxy Statement for further information regarding the Special Meeting and the Proposal. The accompanying Proxy Statement also provides further information regarding the Repositioning and retention of Epoch as subadvisor to the Portfolio on an interim basis. You may vote at the Special Meeting if you were a shareholder of the Portfolio as of the close of business on January 20, 2017. If you attend the Special Meeting, you may vote the shares that are attributable to your Policy in person. Even if you do not attend the Special Meeting, you may authorize your proxy by simply: (i) completing, signing, and returning the enclosed proxy card by mail in the postage-paid envelope provided; or (ii) following the instructions on the voting instruction card for authorizing your proxy by submitting your vote via telephone or the Internet. Please refer to the proxy card for more information on how you may vote. You may revoke your proxy at any time prior to the date the proxy is to be exercised in the manner described in the Proxy Statement.

Your vote is very important to us. Whether or not you plan to attend the Special Meeting in person, please cast your vote using one of the voting options listed on your enclosed proxy card. You can vote your shares toll free at 1-888-227-9349 to reach an automated touchtone voting line, or, if you have questions about the meeting agenda, or about how to vote your shares, please call toll-free 1-800-967-5079 to reach a live operator Monday through Friday 9 a.m. to 10 p.m. Eastern time.

By Order of the Board of Trustees,

/s/ J. Kevin Gao
J. Kevin Gao
Secretary and Chief Legal Officer

January 27, 2017

IMPORTANT NOTICE

PLEASE VOTE USING THE ENCLOSED PROXY AS SOON AS POSSIBLE. YOUR VOTE IS VERY IMPORTANT TO US NO MATTER HOW MANY SHARES ARE ATTRIBUTABLE TO YOUR POLICY. YOU CAN HELP AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATIONS BY PROMPTLY VOTING THE ENCLOSED PROXY.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and may help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1.	INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the registration on the proxy card.

2.	JOINT ACCOUNTS: Both parties must sign: the names of the parties signing should conform exactly to the names shown in the registration on the proxy card.

3.	ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration.

For example:

REGISTRATION	VALID
CORPORATE ACCOUNTS
(1) ABC Corp.	ABC Corp. John Doe, Treasurer
(2) ABC Corp.	John Doe
(3) ABC Corp.	c/o John Doe John Doe
(4) ABC Corp.	Profit Sharing Plan John Doe
PARTNERSHIP ACCOUNTS
(1) The XYZ	Partnership Jane B. Smith, Partner
(2) Smith and Jones, Limited	Jane B. Smith, General Partner Partnership
TRUST ACCOUNTS
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe, Trustee u/t/d/12/28/78
CUSTODIAL OR ESTATE ACCOUNTS
(1) John B. Smith, Cust f/b/o John B. Smith, Custodian f/b/o/ John B Smith, Jr. UGMA/UTMA	John B. Smith Jr., UGMA/UTMA
(2) Estate of John B. Smith	John B. Smith, Jr., Executor Estate of John B. Smith

Please choose one of the following options to vote your shares:

VOTE BY TELEPHONE. You may cast your vote by telephone by calling the toll-free number located on your proxy card. Please make sure to have your proxy card available at the time of the call.

VOTE THROUGH THE INTERNET. You may cast your vote by logging onto the website indicated on your proxy card and following the instructions on the website. In order to log in you will need the control number found on your proxy card.

VOTE BY MAIL. You may cast your vote by signing, dating and mailing the enclosed proxy card in the postage-paid return envelope provided.

VOTE IN PERSON AT THE SPECIAL MEETING.

MAINSTAY VP FUNDS TRUST
MAINSTAY VP ICAP SELECT EQUITY PORTFOLIO
51 Madison Avenue
New York, New York 10010

PROXY STATEMENT JANUARY 27, 2017

SPECIAL MEETING OF SHAREHOLDERS
To Be Held On March 31, 2017

The Proxy Statement is also available at proxyonline.com/docs/mainstayVPICAP.pdf or mainstayinvestments.com.

Introduction

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Trustees (“Board” or “Trustees”) of MainStay VP Funds Trust (“Trust”), a Delaware statutory trust, on behalf of MainStay VP ICAP Select Equity Portfolio (“Portfolio”), a series of the Trust, for a Special Meeting of shareholders of the Portfolio (with any postponements or adjournments, “Special Meeting”). The Special Meeting will be held on March 31, 2017, at 11:00 a.m., Eastern time, at the offices of New York Life Investment Management LLC (“New York Life Investments”), 51 Madison Avenue, New York, New York 10010. This Proxy Statement, the attached Notice of Special Meeting of Shareholders and the enclosed proxy card will be first distributed on or about February 3, 2017 to all shareholders of record of the Portfolio as of the close of business on January 20, 2017 (“Record Date”).

You are receiving this Proxy Statement because you are the owner of a variable annuity contract or variable universal life insurance policy (“Policy”) issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a Delaware corporation, and some or all of your Policy value was invested in the Portfolio as of the Record Date. Although NYLIAC is the majority record owner of the Portfolio’s shares, as an owner of a Policy (“Policy Owner”) issued by NYLIAC, you have the right to instruct NYLIAC how to vote the shares of the Portfolio that are attributable to your Policy. However, to make this Proxy Statement easier to read, Policy Owners are described as if they are voting directly on the Proposal at the Special Meeting, as opposed to directing NYLIAC to vote on the Proposal. Additionally, this Proxy Statement sometimes refers to Policy Owners as “shareholders” for ease of reading purposes.

At the Special Meeting, and as specified in greater detail in this Proxy Statement, shareholders of the Portfolio will be asked to consider and approve the following proposal (“Proposal”):

1.	To approve a new subadvisory agreement between New York Life Investments, the Portfolio’s investment manager, and Epoch Investment Partners, Inc. (“Epoch”); and
2.	Any other business that properly comes before the Special Meeting and any adjournments thereof.

The Proposal corresponds to the ongoing repositioning (“Repositioning”) of the Portfolio, previously subadvised by Institutional Capital LLC (“ICAP”), an affiliate of New York Life Investments, in connection with the acquisition by Epoch of certain assets of ICAP’s investment management business. In connection with the Repositioning, the Board, at the recommendation of New York Life Investments, approved the termination of the prior subadvisory agreement between New York Life Investments and ICAP with respect to the Portfolio, effective January 9, 2017. Additionally, the Board approved the retention of Epoch on an interim basis to serve as subadvisor to the Portfolio pursuant to the terms of an interim subadvisory agreement (“Interim Subadvisory Agreement”), dated January 9, 2017, which will terminate by its terms on June 8, 2017. The Repositioning will also involve the following changes, which will take effect on or about March 13, 20171: (i) lowering the management fee at certain levels and introducing a new management fee breakpoint; (ii) modifying the Portfolio’s investment objective, principal investment strategies, investment process and principal risks; and (iii) changing the name of the Portfolio to the “MainStay VP Epoch U.S. Equity Yield Portfolio.”

[1]	For additional details regarding the Repositioning, please see the supplement to the Portfolio’s Prospectus and Statement of Additional Information filed with the Securities and Exchange Commission (the “SEC”) on January 9, 2017.

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Shareholders will vote on the Proposal at the Special Meeting. It is anticipated that, with shareholder approval, the Proposal would take effect on or about April 1, 2017.

The Board has recommended that the Proposal be presented to shareholders of the Portfolio for their consideration and approval. Although the Trustees have determined that the Proposal is in the best interests of the Portfolio, the final decision to approve the Proposal is up to you. The Board recommends that you vote FOR the Proposal.

In connection with their consideration of the Proposal, the Trustees evaluated, among other information and factors deemed by the Trustees to be relevant, the following items regarding the potential benefits to shareholders that may result from approval of the Proposal and the corresponding ability for the Portfolio to continue to operate in its repositioned form: (i) the Portfolio may be able to deliver more consistent risk-adjusted returns relative to its benchmark with a more diversified portfolio and investment approach; (ii) the Portfolio may benefit from the implementation of new management fees, investment objective, principal investment strategies and investment process; (iii) the Portfolio may realize potentially lower volatility of returns; (iv) the Portfolio is likely to benefit from Epoch’s portfolio construction and risk management processes; and (v) the investment experience of the portfolio management team at Epoch.

In addition, shareholders will be asked to consider and approve such other matters as may properly come before the Special Meeting.

Only shareholders who owned shares of any class of the Portfolio on the Record Date are entitled to vote at the Special Meeting. Each share of the Portfolio that you owned as of the Record Date entitles you to one (1) vote with respect to the Proposal and such other matters as may properly come before the Special Meeting. (A fractional share has a fractional vote.)

It is important for you to vote on the Proposal described in this Proxy Statement. We recommend that you read this Proxy Statement in its entirety as the explanations will help you to decide how to vote on the Proposal.

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PROPOSAL

APPROVAL OF NEW SUBADVISORY AGREEMENT BETWEEN

NEW YORK LIFE INVESTMENT MANAGEMENT LLC AND EPOCH INVESTMENT PARTNERS, INC.

This Proposal relates to a proposed new subadvisory agreement between New York Life Investments and Epoch (“Proposed New Subadvisory Agreement”) with respect to the Portfolio. The Proposed New Subadvisory Agreement is necessary for Epoch to continue managing the Portfolio under its new investment strategy on a longer-term basis beyond the term of the Interim Subadvisory Agreement.

On January 5, 2017, Epoch, ICAP and New York Life Investment Management Holdings LLC, the parent company of ICAP and New York Life Investments, entered into an asset purchase agreement pursuant to which Epoch acquired certain assets of ICAP’s investment management business

At an in-person meeting held on January 6, 2017, the Board, including a majority of the Trustees who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended (“1940 Act”)), of the Trust (“Independent Trustees”), approved the appointment of Epoch on an interim basis to replace ICAP as subadvisor to the Portfolio as permitted by Rule 15a- 4 under the 1940 Act, on January 9, 2017. ICAP was last approved as the subadvisor to the Portfolio by the shareholders of the Portfolio on September 28, 2006 and its continuance was last approved by the Board at its meetings held on December 12-14, 2016. At the January 6, 2017 meeting, the Board also approved the longer-term appointment of Epoch as subadvisor to the Portfolio and the implementation of the Proposed New Subadvisory Agreement, subject to shareholder approval of the Proposal. In accordance with Rule 15a-4 under the 1940 Act, the Portfolio’s shareholders are being asked to approve the Proposed New Subadvisory Agreement before the termination date of the Interim Subadvisory Agreement so that Epoch can serve as subadvisor to the Portfolio on a longer term, uninterrupted basis following the termination of the Interim Subadvisory Agreement.

What are Shareholders Being Asked to Approve?

In accordance with Rule 15a-4 under the 1940 Act, the Portfolio’s shareholders are being asked to approve the Proposed New Subadvisory Agreement before the termination date of the Interim Subadvisory Agreement in order for Epoch to serve as subadvisor to the Portfolio on a longer-term, uninterrupted basis. If shareholders do not approve the Proposal, New York Life Investments and the Board would consider other options that may be available to the Portfolio. In any such case, the Portfolio would inform shareholders with respect to the specific changes in subadvisor or investment strategies that would take place, if any.

The Board’s recommendation that shareholders approve the Proposal is based on, among other things, the nature, extent and quality of the services the Board believes Epoch is capable of providing to the Portfolio. After considering the factors discussed in this Proxy Statement, the Board concluded it would be in the best interests of the Portfolio to retain Epoch as subadvisor to the Portfolio on a longer-term basis after the termination of the Interim Subadvisory Agreement. The factors the Board considered in forming this conclusion are summarized on the following pages.

Investment companies are required to obtain shareholder approval for certain types of proposals, such as the approval of the Proposed New Subadvisory Agreement contemplated in this Proposal. Section 15(a) of the 1940 Act requires that all contracts pursuant to which persons serve as investment advisors to investment companies be approved by shareholders. As interpreted, this requirement also applies to the appointment of subadvisors. New York Life Investments and the Trust have obtained an exemptive order (the “Order”) from the SEC, which in relevant part, would permit New York Life Investments, subject to certain conditions and the approval of the Board, including a majority of the Independent Trustees, to hire unaffiliated subadvisors and to modify any existing or future subadvisory agreement with an unaffiliated subadvisor without shareholder approval.

Pursuant to the Order, subject to certain conditions, the Portfolio and New York Life Investments may appoint Epoch as subadvisor to the Portfolio without shareholder approval. Nonetheless, following discussions with New York Life Investments and Epoch, the Portfolio has determined, in this instance, to seek shareholder approval of the Proposal. Please be advised that the Portfolio and New York Life Investments reserve the right to rely on the applicable provisions of the Order to replace subadvisors in the future without shareholder approval.

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Why is the Proposed New Subadvisory Agreement Necessary?

Epoch currently serves as the Portfolio’s subadvisor on an interim basis pursuant to the Interim Subadvisory Agreement dated January 9, 2017. The Board approved the Interim Subadvisory Agreement in connection with the Repositioning of the Portfolio. The Interim Subadvisory Agreement will remain in effect until the sooner of the expiration of 150 days after the effective date of the Interim Subadvisory Agreement (June 8, 2017), or the effective date of the Proposed New Subadvisory Agreement. As such, at a meeting held on January 6, 2017, the Board also approved the Proposed New Subadvisory Agreement, subject to shareholder approval.

What are the Anticipated Benefits of the Repositioning, the Interim Subadvisory Agreement and the Proposed New Subadvisory Agreement?

New York Life Investments believes that the potential benefits to shareholders resulting from the Repositioning, the Interim Subadvisory Agreement and the Proposed New Subadvisory Agreement include: (i) the Portfolio may be able to deliver more consistent risk-adjusted returns relative to its benchmark with a more diversified portfolio and investment approach; (ii) the Portfolio may benefit from the implementation of new management fees, investment objective, principal investment strategies and investment process; (iii) the Portfolio may realize potentially lower volatility of returns; (iv) the Portfolio is likely to benefit from Epoch’s portfolio construction and risk management processes; and (v) the investment experience of the portfolio management team at Epoch. The Board believes the Portfolio will benefit from the Repositioning, the Interim Subadvisory Agreement and the Proposed New Subadvisory Agreement.

What did the Board Consider in Approving the Repositioning, the Interim Subadvisory Agreement and the Proposed New Subadvisory Agreement?

In connection with the planned Repositioning, at a meeting held on January 6, 2017, the Board unanimously approved New York Life Investments’ recommendations to appoint Epoch as the subadvisor to the Portfolio and to approve the Interim Subadvisory Agreement and the Proposed New Subadvisory Agreement between New York Life Investments, on behalf of the Portfolio, and Epoch. The Interim Subadvisory Agreement and the Proposed New Subadvisory Agreement provide that Epoch will manage the assets of the Portfolio, subject to the supervision of New York Life Investments and the oversight of the Board, and pursuant to the Portfolio’s registration statement, as supplemented. The Board noted that, with the exception of the adjustment of the subadvisory fee schedule and the sharing in management fee waivers and expense limitation reimbursements, the material terms of the Proposed New Subadvisory Agreement were substantially identical to those in the subadvisory agreement that had been in place with ICAP with respect to the Portfolio.

New York Life Investments proposed that Epoch be appointed as the subadvisor to the Portfolio based on, among other things, the nature, extent and quality of the services Epoch would provide to the Portfolio. After considering the factors discussed in this Proxy Statement and following negotiations with New York Life Investments, the Board concluded it would be in the best interests of the Portfolio to appoint Epoch as subadvisor to the Portfolio in replacement of ICAP.

In connection with its consideration of New York Life Investments’ recommendation to appoint Epoch as the subadvisor to the Portfolio, the Trustees undertook reviews of Epoch’s qualifications to serve as the Portfolio’s subadvisor.

In reaching its decision to approve the Repositioning, the Interim Subadvisory Agreement and the Proposed New Subadvisory Agreement, the Board considered information furnished by New York Life Investments and Epoch in connection with the Repositioning, as well as other relevant information furnished to the Board throughout the year. The Board also requested and received responses from Epoch to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Independent Trustees. In addition, the Board considered information provided by New York Life Investments on the fees charged to other investment advisory clients that follow investment strategies similar to those proposed for the Portfolio and the rationale for any differences in the Portfolio’s subadvisory fees and the fees charged to those other investment advisory clients.

In considering the Repositioning, the Interim Subadvisory Agreement and the Proposed New Subadvisory Agreement, the Trustees reviewed and evaluated the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other things: (i) the nature, extent, and quality of the services to be provided to the Portfolio by Epoch; (ii) the investment performance of the Portfolio and the historical investment performance of similar funds managed or subadvised by Epoch; (iii) the anticipated costs of the services to be provided, and expected profits to be realized, by Epoch, from its relationships with the Portfolio; (iv) the extent to which economies of scale may be realized as the Portfolio grows and the extent to which economies of scale may benefit Portfolio investors; and (v) the reasonableness of the Portfolio’s proposed fees, including the subadvisory fees to be

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paid to Epoch, particularly as compared to similar funds and accounts managed or subadvised by Epoch, and third-party “peer funds” identified by New York Life Investments.

While individual Trustees may have weighed certain factors or information differently, the Board’s decisions to approve the Repositioning, the Interim Subadvisory Agreement and the Proposed New Subadvisory Agreement were based on a consideration of all the information provided to the Board in connection with its consideration of the Repositioning, as well as other relevant information provided to the Trustees throughout the year. The Board took note of New York Life Investments’ belief that Epoch, with its resources and historical investment performance track records, is well qualified to serve as the Portfolio’s subadvisor. A summary of the factors that figured prominently in the Board’s decision to approve the Repositioning, the Interim Subadvisory Agreement and the Proposed New Subadvisory Agreement is provided immediately below.

Nature, Extent and Quality of Services to be Provided by Epoch

In considering the approval of the Repositioning, the Interim Subadvisory Agreement and the Proposed New Subadvisory Agreement, the Board considered New York Life Investments’ responsibilities as manager of the Portfolio noting that New York Life Investments has supervisory responsibility for the Portfolio’s subadvisor. The Board also examined the nature, extent and quality of the services that Epoch proposes to provide to the Portfolio. Further, the Board evaluated and/or examined the following with regard to Epoch:

•	experience in providing investment advisory services;

•	experience in serving as subadvisory to other similar funds, including other MainStay Funds;

•	experience of investment advisory, senior management and administrative personnel;

•	overall legal and compliance environment;

•	willingness to invest in personnel who may benefit the Portfolio;

•	portfolio construction and risk management processes;

•	experience of the Portfolio’s proposed portfolio managers, the number of accounts managed by each portfolio manager and Epoch’s methods for compensating portfolio managers; and

•	overall reputation, financial condition and assets under management.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Repositioning, the Interim Subadvisory Agreement and the Proposed New Subadvisory Agreement, that the Portfolio is likely to benefit from appointing Epoch as subadvisor to the Portfolio.

Investment Performance

In connection with the Board’s consideration of the Repositioning, the Interim Subadvisory Agreement and the Proposed New Subadvisory Agreement, the Board considered its ongoing concerns and discussions with New York Life Investments regarding the Portfolio’s recent investment performance and remediation efforts undertaken by New York Life Investments, and other alternatives to the Repositioning considered by New York Life Investments. The Board also considered steps taken to seek to improve the Portfolio's investment performance and the Board's long-standing experience with Epoch as subadvisor to other MainStay Funds and its resulting confidence in Epoch’s investment process. The Board further considered that shareholders may benefit from Epoch’s portfolio construction and risk management processes. The Board further noted that the Repositioning had not yet been implemented so an investment performance track record for the Portfolio as repositioned was not available.

The Board discussed with management and the Portfolio’s proposed portfolio management team the Portfolio’s proposed investment objective, investment process, strategies and risks. The Board considered the historical performance of other investment portfolios with similar investment strategies that are or have been managed by the proposed portfolio managers for the Portfolio. The Board noted that Epoch currently manages a portfolio with investment strategies similar to those

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proposed for the Portfolio, as repositioned. Based on these considerations, the Board concluded that the Portfolio was likely to be managed responsibly and capably by Epoch.

Also based on these considerations, the Board concluded, within the context of its overall determinations regarding the Repositioning, the Interim Subadvisory Agreement and the Proposed New Subadvisory Agreement, that the selection of Epoch as the subadvisor to the Portfolio is likely to benefit the Portfolio’s long-term investment performance.

Costs of the Services to be Provided, and Profits to be Realized, by Epoch

The Board considered the estimated costs of the services to be provided by Epoch under the Interim Subadvisory Agreement and the Proposed New Subadvisory Agreement and the anticipated profitability of New York Life Investments, its affiliates and Epoch, due to their relationships with the Portfolio. Although the Board did not receive specific profitability information from Epoch, the Board considered representations from Epoch and New York Life Investments that the subadvisory fee to be paid by New York Life Investments to Epoch for services provided to the Portfolio the result of arm’s-length negotiations.

The Board also considered Epoch’s investments in personnel, systems, equipment and other resources necessary to manage the Portfolio. The Board acknowledged that Epoch must be in a position to pay and retain experienced professional personnel to provide services to the Portfolio and that Epoch’s ability to maintain strong financial positions is important in order for Epoch to provide high-quality services to the Portfolio. The Board requested and received information from New York Life Investments estimating the impact that the engagement of Epoch would have on the overall profitability of the Portfolio to New York Life Investments and its affiliates.

In considering the anticipated costs and profitability of the Portfolio, the Board also considered certain fall-out benefits that may be realized by Epoch due to its relationship with the Portfolio. The Board recognized, for example, the benefits to Epoch from legally permitted “soft-dollar” arrangements by which brokers may provide research and other services to Epoch in exchange for commissions paid by the Portfolio with respect to trades in the Portfolio’s portfolio securities.

The Board took into account the fact that the Portfolio would undergo changes to its principal investment strategies in connection with the Repositioning. The Board noted estimates from New York Life Investments and Epoch that a significant portion of the holdings of the Portfolio would be sold to align the Portfolio’s holdings with the strategies that would be pursued by Epoch. The Board noted that New York Life Investments had agreed to bear 100% of the direct portfolio transition costs associated with the Repositioning. Additionally, the Board considered New York Life Investments’ representation that Epoch will seek to minimize potential indirect costs, such as market impact and costs associated with repositioning the Portfolio, and also considered steps that New York Life Investments and Epoch would undertake to minimize adverse tax consequences for shareholders in connection with the Repositioning. Additional information about transition costs and expenses relating to this Proposal may be found under the headings “Expenses in Connection with the Repositioning” and “Solicitation Expenses and Other Expenses Related to the Special Meeting” elsewhere in this Proxy Statement.

The Board considered that New York Life Investments was subject to a potential conflict of interest in making its recommendation to the Board. In this regard, the Board received information regarding the terms of an asset purchase agreement entered into between and among Epoch, ICAP and New York Life Investment Management Holdings LLC, the parent company of ICAP and New York Life Investments. Please see the section below entitled “Asset Purchase Agreement among Epoch, ICAP and New York Life Investment Management Holdings LLC” for more information regarding this arrangement.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Repositioning, the Interim Subadvisory Agreement and the Proposed New Subadvisory Agreement, that any profits expected to be realized by New York Life Investments and its affiliates due to their relationships with the Portfolio, were consistent with New York Life Investments and its affiliates’ profitability with respect to other Funds and supported the Board’s decision to approve the Repositioning, the Interim Subadvisory Agreement and the Proposed New Subadvisory Agreement.

Extent to Which Economies of Scale May be Realized as the Portfolio Grows

In addition, the Board considered whether the Portfolio’s proposed expense structure will permit economies of scale to be shared with Portfolio investors. The Board also considered a report previously provided by New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing

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economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Portfolio and the other funds within the MainStay Funds Complex. The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments and how it hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. While recognizing the difficulty of determining future economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively low management fees.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Repositioning, the Interim Subadvisory Agreement and the Proposed New Subadvisory Agreement, that the Portfolio’s expense structure appropriately reflects economies of scale for the benefit of Portfolio investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Portfolio’s fee and expense structure as the Portfolio grows over time.

Reasonableness of Fees

The Board evaluated the reasonableness of the fees to be paid under the Interim Subadvisory Agreement and the Proposed New Subadvisory Agreement. The Board considered the Portfolio’s contractual management and subadvisory fee schedules. The Board considered information provided by Epoch concerning the fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Portfolio. The Board noted, however, that Epoch’s fees as subadvisor are paid by New York Life Investments, and not the Portfolio. Accordingly, the Board principally focused on the reasonableness of the fees paid by the Portfolio to New York Life Investments and its affiliates in determining to approve the Repositioning, the Interim Subadvisory Agreement and Proposed New Subadvisory Agreement. The Board considered the Portfolio’s contractual management and subadvisory fee schedules, and noted that New York Life Investments had agreed to reduce the contractual management fee applicable for the Portfolio at certain asset levels and to add a new breakpoint in the management fee for assets in excess of $2 billion. The Board observed that New York Life Investments and Epoch had also agreed to a different subadvisory fee schedule to be paid to Epoch, as compared to the subadvisory fee paid to ICAP.

After considering the factors above, the Board concluded that the Portfolio’s overall fees were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Repositioning, that the Interim Subadvisory Agreement and the Proposed New Subadvisory Agreement support the conclusion that these fees are reasonable.

Conclusion

On the basis of the information provided to it and its evaluation thereof, the Board unanimously voted to approve the Repositioning, the Interim Subadvisory Agreement and, subject to shareholder approval, the Proposed New Subadvisory Agreement.

What are the Terms of the Proposed New Subadvisory Agreement?

A form of Proposed New Subadvisory Agreement is included as Exhibit A to this Proxy Statement. The material terms of the Proposed New Subadvisory Agreement with Epoch are substantially identical to the terms of the prior subadvisory agreement with ICAP and Interim Subadvisory Agreement with respect to the Portfolio, except as noted in the discussion below.

Under the Interim Subadvisory Agreement, Epoch will serve as subadvisor to the Portfolio on an interim basis. Pursuant to the Proposed New Subadvisory Agreement, Epoch would continue to serve as the subadvisor to the Portfolio on a longer-term basis (i.e., an initial term ending in two years, subject to annual continuation). The terms of the Interim Subadvisory Agreement are the same, in all material respects, as the terms of the Proposed New Subadvisory Agreement, except with respect to the term of the agreement, termination provisions and the escrow arrangements discussed below. Under the Interim Subadvisory Agreement and the Proposed New Subadvisory Agreement, Epoch, on behalf of the Portfolio, will select the Portfolio’s investments and place all orders for purchases and sales of securities in accordance with the Portfolio’s investment objective, policies and restrictions, subject to the supervision of New York Life Investments and oversight by the Board. In addition, Epoch will perform the following services:

•	make available to the Trust and New York Life Investments, promptly upon reasonable request, all of the Portfolio’s investment records and ledgers maintained by Epoch (which shall not include the records and ledgers

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maintained by the custodian or portfolio accounting agent for the Portfolio) as are necessary to assist the Portfolio and New York Life Investments to comply with requirements of the 1940 Act and the Investment Advisers Act of 1940, as amended, as well as other applicable laws. Epoch will furnish to regulatory agencies having the requisite authority any information or reports in connection with such services that may be requested in order to ascertain whether the operations of the Portfolio are being conducted in a manner consistent with applicable laws and regulations;

•	provide reports to the Board, for consideration at meetings of the Board, on the investment program for the Portfolio and the issuers and securities represented in the Portfolio’s assets and furnish the Board such periodic and special reports with respect to the Portfolio as the Board and New York Life Investments may reasonably request;

•	assist the custodian and portfolio accounting agent for the Portfolio in determining or confirming, consistent with the procedures and policies stated in the registration statement, the value of any portfolio securities or other assets of the Portfolio for which the custodian and portfolio accounting agent seek assistance from, or which they identify for review by, Epoch; and

•	arrange for the transmission to the custodian and portfolio accounting agent for the Portfolio, on a daily basis, such confirmation, trade tickets and other documents and information, including, but not limited to, CUSIP, SEDOL or other numbers that identify securities to be purchased or sold on behalf of the Portfolio, as may be reasonably necessary to enable the custodian and portfolio accounting agent to perform their administrative and recordkeeping responsibilities with respect to the Portfolio.

Under the Interim Subadvisory Agreement, Epoch receives from New York Life Investments and not the Fund, an annual fee of:

Effective January 9, 2017

0.400% on assets up to $250 million; 0.375% on assets from $250 million to $1 billion; and 0.37% on assets over $1 billion

Effective March 13, 2017

0.350% on assets up to $500 million; 0.340% on assets from $500 million to $1 billion; 0.330% on assets from $1 billion to $2 billion; and 0.325% on assets over $2 billion

The subadvisory fee schedule under the Interim Subadvisory Agreement in effect as of January 9, 2017 is identical to the subadvisory fee schedule under the prior subadvisory agreement between New York Life Investments and ICAP. The subadvisory fee schedule under the Interim Subadvisory Agreement in effect as of March 13, 2017 is identical to the subadvisory fee schedule under the Proposed New Subadvisory Agreement except with respect to the sharing in management fee waivers and expense limitation reimbursements discussed in the footnote below. The fee rates paid by New York Life Investments to Epoch under the Interim Agreement shall not be greater than the fee rates paid by New York Life Investments to ICAP under the previous subadvisory agreement.

If the subadvisory fee schedule in effect on March 13, 2017 had been in place for the fiscal year ended December 31, 2016, and assuming the assets allocated to Epoch for the fiscal year ended December 31, 2016, on a pro forma basis the subadvisory fees payable to Epoch would have been $3,980,208, which is $426,766 less than the actual subadvisory fees paid to ICAP for the fiscal year ended December 31, 2016 representing a 9.68% decrease in the subadvisory fee.  Such subadvisory fees are paid by New York Life Investments, and not the Portfolio, and therefore would have resulted in New York Life Investments retaining a larger portion of the management fee.

In consideration for the services it previously provided to the Portfolio, ICAP received an annual fee of: 0.400% up to $250 million; 0.375% from $250 million to $1 billion; and 0.370% in excess of $1 billion. ICAP received a total of $4,406,974 in subadvisory fees for the fiscal year ended December 31, 2016.

The Proposed New Subadvisory Agreement reflects a different subadvisory fee schedule than the one previously in place with ICAP. Under the Proposed New Subadvisory Agreement, Epoch will be entitled to receive, from New York Life Investments and not from the Portfolio, an annual fee of: 0.350% on assets up to $500 million; 0.340% on assets from

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$500 million to $1 billion; 0.330% on assets from $1 billion to $2 billion; and 0.325% on assets over $2 billion.2 Such subadvisory fees are paid by New York Life Investments and not the Portfolio.

On or about March 13, 2017, changes to the management fee structure will take effect. As a result of these changes, it is not anticipated that the adjustment to the subadvisory fee schedule will have an impact on the portion of the management fee retained by New York Life Investments. For additional information regarding these changes, please refer to the supplement to the Portfolio’s Prospectus and Statement of Additional Information, dated January 9, 2017.

If shareholders approve the Proposal, it is anticipated that the Proposed New Subadvisory Agreement would go into effect on or about April 1, 2017, and, unless sooner terminated, would continue for an initial term ending in two years. Thereafter, the Proposed New Subadvisory Agreement would continue for successive one-year terms, provided that such continuation is specifically approved at least annually by a vote of a majority of the Trustees or by a vote of a majority of the outstanding shares of the Portfolio, and, in either case, by a majority of the Independent Trustees, by vote cast in person at a meeting called for such purpose. The Proposed New Subadvisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act) or the assignment or termination of the Portfolio’s Management Agreement, which is discussed below. The Proposed New Subadvisory Agreement also may be terminated as follows: (A) by New York Life Investments at any time without penalty, upon sixty (60) days’ written notice to the subadvisor and the Trust; (B) at any time without payment of any penalty by the Trust, upon the vote of a majority of the Trust’s Board or a majority of the outstanding voting securities of the Portfolio, upon sixty (60) days’ written notice to New York Life Investments and the subadvisor; or (C) by the subadvisor at any time without penalty, upon sixty (60) days’ written notice to New York Life Investments and the Trust.

The Interim Subadvisory Agreement will terminate by its terms on June 8, 2017 or upon the earlier effectiveness of the Proposed New Subadvisory Agreement. The Interim Subadvisory Agreement may be terminated at any time without payment of any penalty by the Trust, upon the vote of a majority of the Trust’s Board or a majority of the outstanding voting securities of the Portfolio, upon ten (10) days’ written notice to the subadvisor.

Like the Interim Subadvisory Agreement, the Proposed New Subadvisory Agreement provides that, except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, the Portfolio and New York Life Investments agree that Epoch, any affiliated person of Epoch, and each person, if any, who, within the meaning of Section 15 of the Securities Act of 1933, as amended, controls Epoch, shall not be liable for, or subject to any damages, expenses or losses in connection with any act or omission connected with or arising out of any services rendered under the Proposed New Subadvisory Agreement, except by reason of willful misfeasance, bad faith or gross negligence in the performance of Epoch’s duties, or by reason of reckless disregard of Epoch’s obligations and duties under the Proposed New Subadvisory Agreement.

Under the Interim Subadvisory Agreement, compensation earned by Epoch will be held in an interest-bearing escrow account. If shareholders of the Portfolio approve the Proposed New Subadvisory Agreement prior to June 8, 2017, the amount held in the escrow account under the Interim Subadvisory Agreement will be paid to Epoch. If shareholders of the Portfolio do not approve the Proposed New Subadvisory Agreement, Epoch will be paid the lesser of its costs incurred in performing its services under the Interim Subadvisory Agreement or the total amount in the escrow account, plus interest earned.

Were there any Other Changes Approved by the Board in Connection With the Approval of the Proposed New Subadvisory Agreement?

In addition to approving the Interim Subadvisory Agreement and the Proposed New Subadvisory Agreement with Epoch at the January 6, 2017 meeting, the Board approved the Repositioning, which includes changes in the Portfolio’s management fee structure, investment objective, principal investment strategies, investment process and principal risks and re-naming the Portfolio the “MainStay VP Epoch U.S. Equity Yield Portfolio,” which will take effect on or about March 13, 2017. Since its appointment as the interim subadvisor effective January 9, 2017, Epoch has been managing the Portfolio in accordance with its current principal investment strategies, but pursuant to Epoch’s own investment process and philosophy.

2 Under the Proposed New Subadvisory Agreement, New York Life Investments and Epoch will share equally in management fee waivers and expense limitation reimbursements. Epoch will not share in any reimbursements above the current subadvisory fee.

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For additional information regarding the Repositioning, please refer to the supplements to the Portfolio’s Prospectus and Statement of Additional Information, dated January 9, 2017.

ASSET PURCHASE AGREEMENT AMONG EPOCH, ICAP AND NEW YORK LIFE

INVESTMENT MANAGEMENT HOLDINGS LLC

Epoch, ICAP and New York Life Investment Management Holdings LLC, the parent company of ICAP and New York Life Investments, have entered into an asset purchase agreement (the “Asset Purchase Agreement”), pursuant to which Epoch acquired certain assets of ICAP’s investment management business. Pursuant to the Asset Purchase Agreement, Epoch acquired these assets and assumed certain liabilities of ICAP associated with the acquired assets and paid a purchase price on the closing date of the Asset Purchase Agreement. The Asset Purchase Agreement provides, among other things, for New York Life Investments to recommend to the Board the appointment of Epoch as interim subadvisor to the Portfolio and as a subadvisor on a longer term basis.

As set forth in the Asset Purchase Agreement, Epoch and New York Life Investments intend to maintain an ongoing relationship between the parties with regard to the Portfolio and certain other funds wherein, among other things, New York Life Investments agrees to recommend to the Board that Epoch continue to serve as subadvisor for the Portfolio for the five years following the closing date of the Asset Purchase Agreement, subject to Board approval and other conditions, insofar as such recommendation is consistent with New York Life Investments’ fiduciary duties.

MANAGEMENT AGREEMENT

New York Life Investments, with a principal place of business located at 30 Hudson Street, Jersey City, New Jersey 07302, serves as investment manager to the Portfolio pursuant to the Management Agreement between New York Life Investments and the Trust, on behalf of the Portfolio. New York Life Investments has managed the Portfolio since its inception. New York Life Investments was last approved as the investment manager to the Portfolio by the sole initial shareholder of the Portfolio on April 18, 2011 and its continuance approved by the Board at its meetings held on December 12-14, 2016.

The Management Agreement continues in effect from year to year only if such continuance is approved at least annually by the Board or by vote of a majority of the outstanding shares of the Portfolio (as defined in the 1940 Act) and, in either case, by a majority of the Independent Trustees, by vote cast in person at a meeting called for such purpose. The Management Agreement may be terminated as to the Portfolio at any time on sixty (60) days’ written notice without penalty by the Trustees, by vote of a majority of the outstanding shares of the Portfolio, or by New York Life Investments. The Management Agreement also terminates automatically in the event of its assignment (as that term is defined in the 1940 Act).

In conformity with the stated policies of the Portfolio, New York Life Investments administers the Portfolio’s business affairs. New York Life Investments also provides a comprehensive range of services, including providing offices, conducting clerical, recordkeeping and bookkeeping services and keeping most of the financial and accounting records required for the Portfolio.

The Management Agreement provides that New York Life Investments shall not be liable to the Trust for any error of judgment by New York Life Investments or for any loss sustained by the Trust in connection with the matters to which the Management Agreement relates, except a loss resulting from New York Life Investments’ willful misfeasance, bad faith or gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the Management Agreement.

Under the Management Agreement, New York Life Investments may make the day-to-day investment decisions for the Portfolio or delegate any or all of its duties and responsibilities to one or more subadvisors, at its own expense. If it chooses to delegate to a subadvisor, New York Life Investments is responsible for, among other things, monitoring the subadvisor’s investment activities to help ensure compliance with regulatory restrictions. Regardless of whether it employs a subadvisor, New York Life Investments continuously reviews, supervises and administers the Portfolio’s investment program, including monitoring for compliance with regulatory restrictions by those managing the Portfolio’s assets.

From New York Life Investments’ management fee, Epoch will receive its subadvisory fees as detailed in the section above entitled, “What are the Terms of the Proposed New Subadvisory Agreement?”

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During the fiscal year ended December 31, 2016, New York Life Investments earned fees from the Portfolio in the amount of $8,813,949 and no fees and/or expenses were waived. On or about March 13, 2017, changes to the management fee structure will take effect. For additional information regarding these changes, please refer to the supplement to the Portfolio’s Prospectus and Statement of Additional Information, dated January 9, 2017.

Exhibit C to this Proxy Statement sets forth the principal executive officers of New York Life Investments.

INFORMATION ABOUT EPOCH

In connection with the Repositioning, New York Life Investments entered into an Interim Subadvisory Agreement with Epoch to serve as the subadvisor to the Portfolio. Under New York Life Investments’ supervision, Epoch will be responsible for making the specific decisions about the following: (i) buying, selling and holding securities; (ii) selecting brokers and brokerage firms to trade for them; (iii) maintaining accurate records; and, if possible, (iv) negotiating favorable commissions and fees with the brokers and brokerage firms for the Portfolio. For these services, Epoch will be paid a monthly fee by New York Life Investments out of its management fee, and not by the Portfolio, as detailed in the section above entitled, “What are the Terms of the Proposed New Subadvisory Agreement?”

Epoch is located at 399 Park Avenue, New York, New York 10022. Epoch is an indirect, wholly-owned subsidiary of The Toronto-Dominion Bank. As of December 31, 2016, Epoch managed approximately $42 billion in assets.

Exhibit B to this Proxy Statement sets forth certain information about other mutual funds subadvised by Epoch that have similar investment objectives to the Portfolio.

Exhibit D to this Proxy Statement sets forth the principal executive officers of Epoch.

The following individuals are primarily responsible for the day-to-day management of the Portfolio.

William Priest, CFA

Mr. Priest has been a portfolio manager of the equity portion of the MainStay VP Income Builder Portfolio since 2009 and of the MainStay VP ICAP Select Equity Portfolio since January 2017. Mr. Priest founded Epoch Investment Partners in 2004, where he is Chief Executive Officer and Co-Chief Investment Officer. Mr. Priest is a graduate of Duke University and the University of Pennsylvania's Wharton School of Business. He is also a CFA® charterholder.

Eric Sappenfield

Mr. Sappenfield has been a portfolio manager of the equity portion of the MainStay VP Income Builder Portfolio since 2009 and of the MainStay VP ICAP Select Equity Portfolio since January 2017. Mr. Sappenfield joined Epoch in 2006 and is a Managing Director, Portfolio Manager and Senior Research Analyst. Mr. Sappenfield holds a BA from Stanford University and an MBA from the University of California, Los Angeles.

John Tobin, PhD, CFA

Mr. Tobin has been a portfolio manager of the equity portion of the MainStay VP Income Builder Portfolio since 2014 and of the MainStay VP ICAP Select Equity Portfolio since January 2017. Mr. Tobin joined Epoch in 2012 and is a Managing Director, Portfolio Manager and Senior Research Analyst. His primary focus is on Epoch’s U.S. and Global Equity Shareholder Yield strategies. Prior to joining Epoch in 2012, Mr. Tobin taught undergraduate economics as a lecturer at Fordham University from 2009 to 2012 and as an adjunct professor from 2002 to 2009. Mr. Tobin was with HSBC Global Asset management as a senior research analyst from 2005 to 2009 and with Credit Suisse Asset Management in a similar capacity from 1990 to 2005. Mr. Tobin has over 34 years of experience. Mr. Tobin received AB, AM and PhD degrees in Economics from Fordham University and is a CFA® charterholder.

Kera Van Valen, CFA

Ms. Van Valen has been a portfolio manager of the equity portion of the MainStay VP Income Builder Portfolio since 2014 and of the MainStay VP ICAP Select Equity Portfolio since January 2017. Ms. Van Valen joined Epoch in 2005 and is a Managing Director, Portfolio Manager and Senior Research Analyst. Her primary focus is on Epoch’s U.S. and Global

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Equity Shareholder Yield strategies. Prior to joining the Global Equity team, Ms. Van Valen was an analyst within Epoch’s Quantitative Research & Risk Management team. Ms. Van Valen received her BA in Mathematics from Colgate University and her MBA from Columbia Business School and is a CFA® charterholder.

Michael Welhoelter, CFA

Mr. Welhoelter has been a portfolio manager of the MainStay VP Epoch U.S. Small Cap Portfolio and the equity portion of the MainStay VP Income Builder Portfolio since 2009 and of the MainStay VP ICAP Select Equity Portfolio since January 2017. Mr. Welhoelter joined Epoch in 2005 and is a Managing Director, Portfolio Manager and Chief Risk Officer. Mr. Welhoelter holds a BA in Computer and Information Science from Colgate University. He is a member of the New York Society of Security Analysts and the Society of Quantitative Analysts. Mr. Welhoelter is also a CFA® charterholder.

BROKERAGE COMMISSIONS ON PORTFOLIO TRANSACTIONS

In effecting purchases and sales of securities for the account of the Portfolio, Epoch will seek the best execution of the Portfolio’s orders. In the course of achieving best execution, Epoch may place such orders with brokers and dealers who provide market, statistical and other research information to it. Epoch will be authorized, under certain circumstances, when placing Portfolio transactions for equity securities, to pay a brokerage commission (to the extent applicable) in excess of that which another broker might charge for executing the same transaction due to Epoch’s receipt of market, statistical and other research information.

NYLIFE Securities LLC (“NYLIFE Securities”), an affiliate of New York Life Investments, may act as broker for the Portfolio. NYLIFE Securities is a wholly-owned subsidiary of NYLIFE LLC, which is a wholly-owned subsidiary of New York Life, the indirect parent of New York Life Investments. NYLIFE Securities is therefore an “Affiliated Broker,” as that term is defined in Schedule 14A under the Securities Exchange Act of 1934, as amended. There were no brokerage commissions paid by the Portfolio to NYLIFE Securities or any other affiliated broker for the Portfolio’s most recently completed fiscal year.

EXPENSES IN CONNECTION WITH THE REPOSITIONING

The Board and New York Life Investments engaged in discussions concerning the direct costs associated with the Repositioning. Portfolio holdings turnover related to the Repositioning is anticipated to be significant, and could be approximately 90%. This turnover would be in addition to the normal holdings turnover that would be experienced by the Portfolio as a result of its normal investment operations and redemption activity. Direct portfolio transaction costs associated with the Repositioning are currently estimated to be approximately $130,000. New York Life Investments and the Board agreed that New York Life Investments would bear 100% of the direct portfolio transaction costs associated with the Repositioning.

In addition to direct portfolio transaction costs (e.g., brokerage commissions and related fees charged to the Portfolio), there will be potential indirect costs in connection with the Repositioning. For example, the process of buying and selling securities in connection with the Repositioning may impact the financial markets, resulting in market-impact cost to the Portfolio. The Portfolio will bear these indirect portfolio transaction costs. Following discussions with the Board, New York Life Investments represented that Epoch would institute measures designed to seek to minimize the impact of these indirect transaction costs on the Portfolio. In addition, New York Life Investments committed to provide the Board with a report on all transaction costs (both direct and indirect) incurred in connection with the Repositioning.

TAX IMPLICATIONS OF THE REPOSITIONING

Although the Portfolio is expected to recognize a gain or loss for federal income tax purposes in connection with the Repositioning, it is expected that shareholders generally would not recognize a gain or loss for federal income tax purposes.

BOARD RECOMMENDATION

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS OF THE PORTFOLIO VOTE “FOR” THE APPROVAL OF THE PROPOSED NEW SUBADVISORY AGREEMENT.

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VOTING INFORMATION

This Proxy Statement is being provided in connection with the solicitation of proxies by the Board to solicit your vote for the Proposal at the Special Meeting, which will be held on March 31, 2017 at 11:00 a.m. Eastern time, at the offices of New York Life Investments, 51 Madison Avenue, New York, New York 10010.

You may vote in one of four ways:

•	complete and sign the enclosed proxy card and mail it to us in the enclosed prepaid return envelope (if mailed in the United States);

•	vote on the Internet at the website address printed on your proxy ballot;

•	call the toll-free number printed on your proxy ballot; or

•	vote in-person at the Special Meeting.

Please note, to vote via the Internet or telephone, you will need the “control number” that appears on your proxy card. Not all voting options may be available to you. Please see your proxy card for more details.

You may revoke a proxy once it is given, as long as it is submitted within the voting period, by submitting a later-dated proxy or a written notice of revocation to the Portfolio. You may also give written notice of revocation in person at the Special Meeting. All properly executed proxies received in time for the Special Meeting will be voted as specified in the proxy, or, if no specification is made, FOR the Proposal.

Only shareholders of the Portfolio as of the close of business on the Record Date are entitled to receive notice of and to vote at the Special Meeting. Each share held as of the close of business on the Record Date is entitled to one vote. The presence in person or by proxy of shareholders (i.e., NYLIAC as the record owner of the Portfolio’s shares) entitled to cast 33⅓% of votes eligible to be cast at the Special Meeting will constitute a quorum for the conduct of all business. When a quorum is present, approval of the Proposal will require the affirmative vote of the holders of a “majority of the outstanding voting securities” of the Portfolio, which is defined in the 1940 Act as the lesser of: (1) 67% or more of the voting securities of the Portfolio present at the Special Meeting, if the holders of more than 50% of the outstanding voting securities of the Portfolio are present in person or by proxy, or (2) more than 50% of the outstanding voting securities of the Portfolio. NYLIAC, as the holder of record of shares of the Portfolio, is required to “pass through” to its Policy Owners the right to vote shares of the Portfolio.

The Portfolio expects that NYLIAC will vote 100% of the shares of the Portfolio held by its separate account(s) in accordance with instructions from its Policy Owners. Under an “echo voting policy”, NYLIAC will vote shares for which no instructions have been received from its Policy Owners, or for which it does not have voting discretion, in the same proportion as it votes shares for which it has received instructions or is otherwise entitled to vote. No minimum number of voting instructions from Policy Owners is required before NYLIAC may vote the shares for which no voting instructions have been received. Because NYLIAC will vote its shares of the Portfolio in the same proportion as votes submitted by Policy Owners, it is possible that a small number of Policy Owners could determine the outcome of the Proposal.

The Special Meeting may be adjourned from time to time by vote of a majority of the shares represented at the Special Meeting in person or by proxy, whether or not a quorum is present, and the Special Meeting may be held as adjourned within a reasonable time after the original date set for the Special Meeting without further notice. The persons named as proxies will vote those shares that they are entitled to vote in favor of adjournment if adjournment is necessary to obtain a quorum or to obtain a favorable vote on any proposal. Business may be conducted once a quorum is present and may continue until adjournment of the Special Meeting. If the Special Meeting is adjourned to another time or place, notice need not be given of the adjourned Special Meeting at which the adjournment is taken, unless a new record date of the adjourned Special Meeting is fixed. At any adjourned Special Meeting, the Trust may transact any business which might have been transacted at the original Special Meeting. Although it is not expected that the Portfolio will receive abstentions and “broker non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), abstentions and broker non-votes will be treated as present for purposes of determining a quorum. In addition, under the rules of the New York Stock Exchange, if a broker has not received instructions from beneficial owners or persons entitled to vote and the proposal to be voted upon may “affect substantially” a shareholder’s rights or privileges, the broker may not vote the shares as to that proposal even if it has discretionary voting power. As a result, these shares also will be treated as broker non-votes for purposes of proposals that may “affect

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substantially” a shareholder’s rights or privileges (but will not be treated as broker non-votes for other proposals, including adjournment of the Special Meeting).

Abstentions and broker non-votes will have the same effect as shares voted against a Proposal, which can have the effect of causing shareholders who choose not to participate in the proxy vote to prevail over shareholders who cast votes or provide voting instructions to their brokers or nominees.

The individuals named as proxies on the enclosed proxy card will vote in accordance with the shareholder’s direction, as indicated thereon, if the proxy card is received and is properly executed. If a shareholder properly executes a proxy and gives no voting instructions with respect to the Proposal, the shares will be voted in favor of the Proposal.

The Board knows of no matters other than those described in this Proxy Statement that will be brought before the Special Meeting. If, however, any other matters properly come before the Special Meeting, it is the Board’s intention that proxies will be voted on such matters based on the judgment of the persons named in the enclosed form of proxy. The proxies, in their discretion, may vote upon such other matters as may properly come before the Special Meeting.

Future Shareholder Proposals. A Policy Owner may request inclusion of certain proposals for action in the Trust’s proxy statement and on the Trust’s proxy card for shareholder meetings which the Policy Owner intends to introduce at such meeting. Any Policy Owner wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders’ meeting should send their written proposal to the Trust at 51 Madison Avenue, New York, New York 10010. Any Policy Owner proposals must be presented within a reasonable time before the proxy materials for the next meeting are sent to Policy Owners in order to be considered for inclusion in the proxy materials. The timely submission of a proposal does not guarantee its inclusion in the proxy statement and is subject to limitations under the federal securities laws. The Trust is not required to hold regular meetings of shareholders, and in order to minimize its costs, does not intend to hold meetings of shareholders unless so required by applicable law, regulation, regulatory policy, or unless otherwise deemed advisable by the Board or the Trust’s management. Therefore, it is not practicable to specify a date by which proposals must be received in order to be incorporated in an upcoming proxy statement for a meeting of shareholders.

Solicitation Expenses and Other Expenses Related to the Special Meeting. 100% of the direct expenses relating to the Special Meeting, including the preparation, distribution, solicitation, and tabulation of the proxy and costs related to the necessary prospectus supplements, will be borne by New York Life Investments or Epoch, as agreed by such parties. The proxy costs are estimated to be between $64,500 and $118,200. The Portfolio has retained D.F. King, an AST One company, to provide proxy solicitation services in connection with the Special Meeting. Proxies will be solicited via regular mail and also may be solicited via telephone, e-mail or other personal contact by personnel of New York Life Investments, the Portfolio, their respective affiliates, or, in New York Life Investments’ discretion, a commercial firm retained for this purpose.

The cost of the Special Meeting, including the costs of solicitation of proxies and voting instructions, will be borne by New York Life Investments or Epoch, as agreed by such parties. New York Life Investments or Epoch also will reimburse upon request persons holding shares as nominees for their reasonable expenses in sending soliciting material to their principals. The Portfolio and its shareholders will not pay any of the costs associated with the preparation of this proxy statement or the solicitation of proxies.

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OTHER INFORMATION

Ownership of Shares

As of the Record Date, the Portfolio had 84,395,395.685 shares outstanding. As of the Record Date. there were 46,085,057.589 Initial Class shares outstanding and 38,310,338.096 Service Class shares outstanding. The following table contains information about the shareholders that owned of record or beneficially five percent or more of a class of the Portfolio’s outstanding shares as of January 20, 2017.

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CLASS OF SHARES	NAME AND ADDRESS	NUMBER OF SHARES OWNED	PERCENTAGE OF CLASS
Initial Class	NYLIAC Variable Annuity Separate Account III	8,847,608.289	19.2%
Initial Class	NYLIAC VUL Separate Account I	9,130,147.840	19.8%
Initial Class	NYIAC CSVUL Separate Account I	24,422,328.585	53.0%
Service Class	NYLIAC Variable Annuity Separate Account III	15,568,940.794	40.6%
Service Class	NYLIAC Variable Annuity Separate Account IV	22,741,397.302	59.4%

The address for each shareholder is 51 Madison Avenue, New York, New York 10010.

As of December 31, 2016, the officers and Trustees as a group owned less than 1% of the Portfolio.

Vote of Portfolio Shares by New York Life Investments.

The Trust also includes four Asset Allocation Portfolios (the “Allocation Portfolios”), which may invest in and own shares of the Portfolio directly. In that event, the Allocation Portfolios’ investment manager, New York Life Investments and/or its affiliates, has the discretion to vote all or some of the Portfolio’s shares on the Proposal in accordance with the recommendations of an independent service provider or vote the shares in the same proportion as the other shareholders of the Portfolio. The Portfolio has been advised by New York Life Investments that these shares would be voted pursuant to established policies and procedures designed to address potential conflicts of interest.

Householding

Unless you have instructed the Portfolio not to, only one copy of this proxy solicitation may be mailed to multiple Policy Owners who the Trust share a mailing address (a “Household”). If you need additional copies of this proxy solicitation, please contact the Trust by calling toll-free 800-598-2019. If you do not want the mailing of your proxy solicitation materials to be combined with those of other members of your Household in the future, or if you are receiving multiple copies and would rather receive just one copy for your Household, please inform the Trust in writing or via telephone at the address or telephone number listed below.

Shareholder Reports

The Portfolio will furnish without charge, upon request, a printed version of the most recent Annual/Semiannual Reports to Policy Owners. To obtain information, or for shareholder inquiries, contact the Distributor of the Portfolio’s shares by writing New York Life Insurance and Annuity Corporation, Attn: MainStay VP Funds Trust, 51 Madison Avenue, New York, New York 10010, or by calling toll-free 800-598-2019.

Distributor

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, New Jersey 07302, a limited liability company organized under the laws of Delaware, serves as the Portfolio’s principal underwriter and distributor for the Portfolio’s shares pursuant to an Amended and Restated Distribution Agreement dated August 1, 2014.

Administrator

Pursuant to the Management Agreement with regard to the Portfolio, New York Life Investments, subject to the supervision of the Board, and in conformity with the stated policies of the Portfolio, administers the Portfolio’s business affairs.

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EXHIBIT A

THE MAINSTAY FUNDS

MAINSTAY FUNDS TRUST

MAINSTAY VP FUNDS TRUST

FORM OF AMENDED AND RESTATED SUBADVISORY AGREEMENT

This Amended and Restated Subadvisory Agreement is effective as of the 31st day of

March, 2017 (the “Agreement”), between New York Life Investment Management LLC, a Delaware limited liability company (the “Manager”), and Epoch Investment Partners, Inc., a Delaware corporation (the “Subadvisor”).

WHEREAS, The MainStay Funds, MainStay Funds Trust, and MainStay VP Funds Trust (each a “Registrant” and collectively, the “Registrants”), each are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company; and

WHEREAS, each Registrant is authorized to issue separate series, each of which may offer a separate class of shares of beneficial interest, each series having its own investment objective or objectives, policies and limitations; and

WHEREAS, each Registrant currently offers shares in multiple series, may offer shares of additional series in the future, and intends to offer shares of additional series in the future; and

WHEREAS, the Manager entered into a Management Agreement with each Registrant, on behalf of its separate series, as amended (the “Management Agreement”); and

WHEREAS, under the Management Agreement, the Manager has agreed to provide certain investment advisory and related administrative services to the each Registrant; and

WHEREAS, the Manager and the Subadvisor entered into a Subadvisory Agreement, as amended (“Previous Subadvisory Agreement”); and

WHEREAS, the Management Agreement permits the Manager to delegate certain of its investment advisory duties under the Management Agreement to one or more subadvisors; and

WHEREAS, the Manager wishes to retain the Subadvisor to furnish certain investment advisory services to one or more of the series of each Registrant and manage such portion of each Registrant as the Manager shall from time to time direct, and the Subadvisor is willing to furnish such services; and

WHEREAS, the parties hereto now desire to amend and restate the Previous Subadvisory

Agreement; and

WHEREAS, this Agreement restates, in its entirety, the Previous Subadvisory Agreement; and

WHEREAS, the parties to this Agreement acknowledge that the Agreement is not intended to materially change the services provided under the Previous Subadvisory Agreement;

NOW, THEREFORE, in consideration of the premises and the promises and mutual covenants herein contained, it is agreed between the Manager and the Subadvisor as follows:

1.           Appointment. The Manager hereby appoints Epoch Investment Partners, Inc. to act as Subadvisor to the series of each Registrant designated on Schedule A of this Agreement (each a “Series”) with respect to the assets of such Series, or a portion of the assets designated by the Manager, in the case of the MainStay Income Builder Fund, MainStay VP Income Builder Portfolio, and MainStay MAP Equity Fund (collectively, the “Allocated Assets”), subject to such written instructions to the Subadvisor, including a redesignation of Allocated Assets and supervision as the Manager may from time to time furnish for the periods and on the terms set forth in this

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Agreement. The Subadvisor accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

In the event that any Registrant designates one or more series other than the Series with respect to which the Manager wishes to retain the Subadvisor to render investment advisory services hereunder, it shall notify the Subadvisor in writing. If the Subadvisor is willing to render such services, it shall notify the Manager in writing, whereupon such series shall become a Series hereunder, and be subject to this Agreement, and Schedule a shall be revised accordingly.

2.           Portfolio Management Duties. Subject to the supervision of the Manager and the oversight of each Registrant’s Board of Trustees (“Board”), the Subadvisor will provide a continuous investment program for the Series’ Allocated Assets and determine the composition of the assets of the Series’ Allocated Assets, including determination of the purchase, retention or sale of the securities, cash and other investments contained in the portfolio. The Subadvisor will conduct investment research and conduct a continuous program of evaluation, investment, sales and reinvestment of the Series’ Allocated Assets by determining the securities and other investments that shall be purchased, entered into, sold, closed or exchanged for the Series, when these transactions should be executed, and what portion of the Allocated Assets of the Series should be held in the various securities and other investments in which it may invest, and the Subadvisor is hereby authorized to execute and perform such services on behalf of the Series. The Subadvisor will provide the services under this Agreement in accordance with the Series’ investment objective or objectives, policies and restrictions as stated in each Registrant’s Registration Statement filed with the Securities and Exchange Commission (the “SEC”), as amended, copies of which shall be delivered to the Subadvisor by the Manager. The Subadvisor further agrees as follows:

(a)          The Subadvisor understands that the Allocated Assets of the Series need to be managed so as to permit the Series to qualify or continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (“Code”), and will coordinate efforts with the Manager to achieve that objective.

(b)          The Subadvisor will conform with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, any applicable procedures adopted by each Registrant’s Board of which a copy has been delivered to the Subadvisor, and the provisions of the Registration Statement of each Registrant under the Securities Act of 1933, as amended (the “1933 Act”), and the 1940 Act, as supplemented or amended, copies of which shall be delivered to the Subadvisor by the Manager.

(c)          On occasions when the Subadvisor deems the purchase or sale of a security to be in the best interest of the Series as well as of other investment advisory clients of the Subadvisor or any of its affiliates, the Subadvisor may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be so sold or purchased with those of its other clients where such aggregation is not inconsistent with the policies set forth in the Registration Statement. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadvisor in a manner that, over time, is fair and equitable in the judgment of the Subadvisor in the exercise of its fiduciary obligations to each Registrant and to such other clients, subject to review by the Manager and the Board. The Manager recognizes that in some cases this procedure may adversely affect the results obtained for the Registrant.

(d)          In connection with the purchase and sale of securities for the Series, the Subadvisor will arrange for the transmission to the custodian and portfolio accounting agent for the Series, on a daily basis, such confirmation, trade tickets and other documents and information, including, but not limited to, CUSIP, Sedol or other numbers that identify securities to be purchased or sold on behalf of the Series, as may be reasonably necessary to enable the custodian and portfolio accounting agent to perform their administrative and recordkeeping responsibilities with respect to the Series. With respect to portfolio securities to be purchased or sold through the Depository Trust and Clearing Corporation, the Subadvisor will arrange for the automatic transmission of the confirmation of such trades to the Registrant’s custodian and portfolio accounting agent.

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(e)          The Subadvisor will assist the custodian and portfolio accounting agent in determining or confirming, consistent with the procedures and policies stated in the Registration Statement for each Registrant, the value of any portfolio securities or other Allocated Assets of the Series for which the custodian and portfolio accounting agent seek assistance from, or which they identify for review by, the Subadvisor.

(f)          The Subadvisor will make available to each Registrant and the Manager, promptly upon request, all of the Series’ investment records and ledgers maintained by the Subadvisor (which shall not include the records and ledgers maintained by the relevant custodian or portfolio accounting agent, as are necessary to assist the applicable Registrant and the Manager to comply with requirements of the 1940 Act and the Investment Advisers Act of 1940, as amended (the “Advisers Act”), as well as other applicable laws. The Subadvisor will furnish to regulatory agencies having the requisite authority any information or reports in connection with such services that may be requested in order to ascertain whether the operations of the Registrant are being conducted in a manner consistent with applicable laws and regulations.

(g)          The Subadvisor will provide reports to each Registrant’s Board, for consideration at meetings of the Board, on the investment program for the Series and the issuers and securities represented in the Series’ Allocated Assets, and will furnish each Registrant’s Board with respect to the Series such periodic and special reports as each Registrant and the Manager may reasonably request.

(h)          In rendering the services required under this Agreement, the Subadvisor may, from time to time, employ or associate with itself such entity, entities, person or persons as it believes necessary to assist it in carrying out its obligations under this Agreement. The Subadvisor may not, however, retain as subadvisor any company that would be an “investment adviser” as that term is defined in the 1940 Act, to the Series unless the contract with such company is approved by a majority of the applicable Registrant’s Board and by a majority of the Trustees of the applicable Registrant who are not parties to any agreement or contract with such company and who are not “interested persons” as defined in the 1940 Act, of the Registrant, the Manager, the Subadvisor or any such company that is retained as subadvisor, and also is approved by the vote of a majority of the outstanding voting securities of the applicable Series to the extent required by the 1940 Act. The Subadvisor shall be responsible for making reasonable inquiries and for reasonably ensuring that any employee of the Subadvisor, any subadvisor that the Subadvisor has employed or with which it has associated with respect to the Series, or any employee thereof has not, to the best of the Subadvisor’s knowledge, in any material connection with the handling of a Registrant’s assets:

(i)          been convicted, within the last ten (10) years, of any felony or misdemeanor arising out of conduct involving embezzlement, fraudulent conversion or misappropriation of funds or securities, involving violations of Sections 1341, 1342, or 1343 of Title 18, United States Code, or involving the purchase or sale of any security; or

(ii)         been found by any state regulatory authority, within the last ten (10) years, to have violated or to have acknowledged violation of any provision of any state insurance law involving fraud, deceit or knowing misrepresentation; or

(iii)        been found by any federal or state regulatory authorities, within the last ten (10) years, to have violated or to have acknowledged violation of any provision of federal or state securities laws involving fraud, deceit or knowing misrepresentation.

(i)          The Subadvisor is authorized to retain legal counsel and financial advisors and to negotiate and execute documentation relating to investments in the Allocated Assets or Series, at the expense of the Allocated Assets or Series. Such documentation may relate to investments to be made or sold, currently held or previously held. The authority shall include, without limitation: (i) documentation relating to private placements and bank debt; (ii) waivers, consents, amendments or other modifications relating to investments; and (iii) purchase agreements, sales agreements, commitment letters, pricing letters, registration rights agreements, indemnities and contributions, escrow agreements and other investment related agreements. Manager represents that the Allocated Assets or Series can settle such private placements.

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3.           Compensation. For the services provided and the expenses assumed pursuant to this Agreement, the Manager shall pay the Subadvisor as compensation therefor, a fee equal to the percentage of the Allocated Assets constituting the respective Series’ average daily net assets as described in the attached Schedule A. Liability for payment of compensation by the Manager to the Subadvisor under this Agreement is contingent upon the Manager’s receipt of payment from the applicable Registrant for management services described under the Management Agreement. Expense caps or fee waivers for the Series that may be agreed to by the Manager, but not agreed to in writing by the Subadvisor, shall not cause a reduction in the amount of the payment to the Subadvisor.

4.           Broker-Dealer Selection. The Subadvisor is responsible for decisions to buy and sell securities and other investments for the Series’ Allocated Assets, for broker-dealer selection and for negotiation of brokerage commission rates. The Subadvisor’s primary consideration in effecting a security transaction will be to obtain the best execution for the Series, taking into account the factors specified in the Prospectus and/or Statement of Additional Information for each Registrant, which include the following: price (including the applicable brokerage commission or dollar spread); the size of the order; the nature of the market for the security; the timing of the transaction; the reputation, experience and financial stability of the broker-dealer involved; the quality of the service; the difficulty of execution, and the execution capabilities and operational facilities of the firm involved; and the firm’s risk in positioning a block of securities. Accordingly, the price to the Series in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified, in the judgment of the Subadvisor in the exercise of its fiduciary obligations to each Registrant, by other aspects of the portfolio execution services offered. Subject to such policies as the Board may determine, and consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, and the rules and interpretations of the SEC thereunder, the Subadvisor shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Series to pay a broker-dealer for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Subadvisor or its affiliate determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Subadvisor’s or its affiliate’s overall responsibilities with respect to the Series and to their other clients as to which they exercise investment discretion. To the extent consistent with these standards and each Registrant’s Procedures for Securities Transactions with Affiliated Brokers pursuant to Rule 17e-1, the Subadvisor is further authorized to allocate the orders placed by it on behalf of the Series to the (i) Subadvisor if it is registered as a broker-dealer with the SEC, (ii) its affiliated broker-dealer, or (iii) such brokers and dealers who also provide research, statistical material or other services to the Series, the Subadvisor or an affiliate of the Subadvisor. Such allocation shall be in such amounts and proportions as the Subadvisor shall determine consistent with the above standards and the Subadvisor will report on said allocation regularly to the Board, indicating the broker-dealers to which such allocations have been made and the basis therefor.

5.           Disclosure about Subadvisor. The Subadvisor has reviewed the post-effective amendment to the Registration Statement for each Registrant filed with the SEC that contains disclosure about the Subadvisor and represents and warrants that, with respect to the disclosure about the Subadvisor or information relating directly or indirectly to the Subadvisor, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein not misleading. The Subadvisor further represents and warrants that it is a duly registered investment adviser under the Advisers Act and has notice filed in all states in which the Subadvisor is required to make such filings.

6.           Expenses. During the term of this Agreement, the Subadvisor will pay all expenses incurred by it and its staff for their activities in connection with its portfolio management duties under this Agreement. The Manager or each Registrant shall be responsible for all the expenses of that Registrant’s operations, including, but not limited to:

(a)          the fees and expenses of Trustees who are not interested persons of the Manager or of the Registrant;

(b)          the fees and expenses of each Series which relate to: (i) the custodial function and recordkeeping connected therewith; (ii) the maintenance of the required accounting records of the Series

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not being maintained by the Manager; (iii) the pricing of the Series’ shares, including the cost of any pricing service or services that may be retained pursuant to the authorization of that Registrant’s Trustees; and (iv) for both mail and wire orders, the cashiering function in connection with the issuance and redemption of the Series’ shares;

(c)          the fees and expenses of the Registrant’s transfer and dividend disbursing agent, that may be the custodian, which relate to the maintenance of each shareholder account;

(d)          the charges and expenses of legal counsel and independent accountants for the Registrant;

(e)          brokers’ commissions and any issue or transfer taxes chargeable to the Registrant in connection with its securities transactions on behalf of the Series;

(f)          all taxes and business fees payable by the Registrant or the Series to federal, state or other governmental agencies;

(g)          the fees of any trade association of which the Registrant may be a member;

(h)          the cost of share certificates representing the Series’ shares;

(i)          the fees and expenses involved in registering and maintaining registrations of the Registrant and of its Series with the SEC, registering the Registrant as a broker or dealer and qualifying its shares under state securities laws, including the preparation and printing of the Registrant’s registration statements and prospectuses for filing under federal and state securities laws for such purposes;

(j)          allocable communications expenses with respect to investor services and all expenses of shareholders’ and Trustees’ meetings and of preparing, printing and mailing reports to shareholders in the amount necessary for distribution to the shareholders;

(k)          litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Registrant’s business; and

(l)          any expenses assumed by the Series pursuant to a Plan of Distribution adopted in conformity with Rule 12b-1 under the 1940 Act.

7.           Compliance.

(a)          The Subadvisor agrees to assist the Manager and each Registrant in complying with the Registrant’s obligations under Rule 38a-1 under the 1940 Act, including but not limited to: (i) periodically providing the Registrant’s Chief Compliance Officer with requested information about and independent third-party reports (if available) in connection with the Subadvisor’s compliance program adopted pursuant to Rule 206(4)-7 under the Advisers Act (“Subadvisor’s Compliance Program”); (ii) reporting any material deficiencies in the Subadvisor’s Compliance Program to the Registrant’s Chief Compliance Officer within a reasonable time following the Subadvisor becoming aware of such deficiency; and (iii) reporting any material changes to the Subadvisor’s Compliance Program to the Registrant’s Chief Compliance Officer within a reasonable time. The Subadvisor understands that the Board is required to approve the Subadvisor’s Compliance Program on at least an annual basis, and acknowledges that this Agreement is conditioned upon the Board’s approval of the Subadvisor’s Compliance Program.

(b)          The Subadvisor agrees that it shall immediately notify the Manager and the Registrant’s Chief Compliance Officer: (i) in the event that the SEC has censured the Subadvisor, placed limitations upon its activities, functions or operations, suspended or revoked its registration as an investment adviser or commenced proceedings or an investigation that may result in any of these actions; or (ii) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Subadvisor further agrees to notify the Manager immediately of any material fact known to the Subadvisor about the Subadvisor that is

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not contained in the Registration Statement or prospectus for the Registrant, or any amendment or supplement thereto, or upon the Subadvisor becoming aware of any statement contained therein about the Subadvisor that becomes untrue in any material respect.

(c)          The Manager agrees that it shall immediately notify the Subadvisor: (i) in the event that the SEC has censured the Manager or a Registrant, placed limitations upon either of their activities, functions or operations, suspended or revoked the Manager’s registration as an investment adviser or commenced proceedings or an investigation that may result in any of these actions; or (ii) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.

8.           Documents. The Manager has delivered to the Subadvisor copies of each of the following documents and will deliver to it all future amendments and supplements, if any:

(a)          Declaration of Trust of each Registrant, as amended from time to time, as filed with the Secretary of the State of Delaware and the Commonwealth of Massachusetts, as applicable (such Declarations of Trust, as in effect on the date hereof and as amended from time to time, are herein called the “Declarations of Trust”);

(b)          By-Laws of each Registrant, as amended from time to time (such By-Laws, as in effect on the date hereof and as amended from time to time, are herein called the “By-Laws”);

(c)          Certified Resolutions of each Registrant’s Trustees authorizing the appointment of the Subadvisor and approving the form of this Agreement;

(d)          Registration Statement under the 1940 Act and the Securities Act of 1933, as amended, on Form N-lA, as filed with the SEC relating to the Series and the Series’ shares, and all amendments thereto;

(e)          Notification of Registration of each registrant under the 1940 Act on Form N-8A, as filed with the SEC, and all amendments thereto; and

(f)          Prospectus and Statement of Additional Information of the Series.

9.           Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Subadvisor hereby agrees that all records that it maintains for the Series are the property of the applicable Registrant and further agrees to surrender promptly to the applicable Registrant any of such records upon the applicable Registrant’s or the Manager’s request; provided, however, that the Subadvisor may, at its own expense, make and retain a copy of such records. The Subadvisor further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-l under the 1940 Act and to preserve the records required by Rule 204-2 under the Advisers Act for the period specified in the Rule.

10.         Cooperation. Each party to this Agreement agrees to cooperate with each other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC) in connection with any investigation or inquiry relating to this Agreement or any Registrant.

11.         Representations Respecting Subadvisor. The Manager and each Registrant agree that neither that Registrant, the Manager, nor affiliated persons of that Registrant or the Manager shall, except with the prior permission of the Subadvisor, give any information or make any representations or statements in connection with the sale of shares of the Series concerning the Subadvisor or the Series other than the information or representations contained in the Registration Statement, Prospectus or Statement of Additional Information for each Registrant’s shares, as they may be amended or supplemented from time to time, or in reports or proxy statements for each Registrant, or in sales literature or other promotional material approved in advance by the Subadvisor. The parties agree that, in the event that the Manager or an affiliated person of the Manager sends sales literature or other promotional material to the Subadvisor for its approval and the Subadvisor has not commented within five (5) business days, the Manager and its affiliated persons may use and distribute such sales literature or other

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promotional material, although, in such event, the Subadvisor shall not be deemed to have approved of the contents of such sales literature or other promotional material.

12.         Confidentiality. The Subadvisor will treat as proprietary and confidential any information obtained in connection with its duties hereunder, including all records and information pertaining to the Series and their prior, present or potential shareholders, unless required by law. The Subadvisor will not use such information for any purpose other than the performance of its responsibilities and duties hereunder. Such information may not be disclosed except after prior notification to and approval in writing by the Series or if such disclosure is expressly required or requested by applicable federal or state regulatory authorities or otherwise required by law.

13.         Control. Notwithstanding any other provision of the Agreement, it is understood and agreed that the Manager shall at all times retain the ultimate responsibility for and control of all functions performed pursuant to this Agreement, and reserves the right to direct, approve or disapprove any action hereunder taken on its behalf by the Subadvisor.

14.         Liability. Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, each Registrant and the Manager agree that the Subadvisor, any affiliated person of the Subadvisor, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls the Subadvisor, shall not be liable for, or subject to any damages, expenses or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith or gross negligence in the performance of the Subadvisor’s duties, or by reason of reckless disregard of the Subadvisor’s obligations and duties under this Agreement.

Nothing in this section shall be deemed a limitation or waiver of any obligation or duty that may not by law be limited or waived.

15.         Indemnification.

(a)          The Manager agrees to indemnify and hold harmless the Subadvisor, any affiliated person of the Subadvisor, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls (“controlling person”) the Subadvisor (all of such persons being referred to as “Subadvisor Indemnified Persons”) against any and all losses, claims, damages, liabilities or litigation (including legal and other expenses) to which a Subadvisor Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, the Internal Revenue Code, under any other statute, at common law or otherwise, arising out of the Manager’s responsibilities to each Registrant, which: (i) is based upon any willful misfeasance, bad faith or gross negligence in the performance of the Manager’s duties or reckless disregard of the Manager’s obligations and duties under this Agreement, or by any of its employees or representatives or any affiliate of or any person acting on behalf of the Manager, or (ii) is based upon any untrue statement or alleged untrue statement of a material fact supplied by, or which is the responsibility of, the Manager and contained in the Registration Statement or Prospectus covering shares of a Registrant or Series, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Manager and was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Manager, a Registrant or to any affiliated person of the Manager by a Subadvisor Indemnified Person; provided, however, that in no case shall the indemnity in favor of the Subadvisor Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of obligations and duties under this Agreement.

(b)          Notwithstanding Section 14 of this Agreement, the Subadvisor agrees to indemnify and hold harmless the Manager, any affiliated person of the Manager, and each person, if any, who, within the meaning of Section 15 of the 1933 Act, controls (“controlling person”) the Manager (all of such persons being referred to as “Manager Indemnified Persons”) against any and all losses, claims, damages, liabilities or litigation (including legal and other expenses) to which a Manager Indemnified Person may become subject under the 1933 Act, 1940 Act, the Advisers Act, the Internal Revenue Code, under any other

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statute, at common law or otherwise, arising out of the Subadvisor’s responsibilities as Subadvisor of the Series, which: (i) is based upon any willful misfeasance, bad faith or gross negligence in the performance of the Subadvisor’s duties, or by reason of reckless disregard of the Subadvisor’s obligations and duties under this Agreement, or by any of its employees or representatives, or any affiliate of or any person acting on behalf of the Subadvisor; (ii) is based upon a failure by the Subadvisor to comply with Section 2, Paragraph (a) of this Agreement; or (iii) is based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or Prospectus covering the shares of a Registrant or Series, or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Subadvisor and was required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon information furnished to the Manager, a Registrant or any affiliated person of the Manager or a Registrant by the Subadvisor or any affiliated person of the Subadvisor; provided, however, that in no case shall the indemnity in favor of a Manager Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

(c)          The Manager shall not be liable under Paragraph (a) of this Section 15 with respect to any claim made against a Subadvisor Indemnified Person unless such Subadvisor Indemnified Person shall have notified the Manager in writing within a reasonable time after the summons, notice or other first legal process or notice giving information of the nature of the claim shall have been served upon such Subadvisor Indemnified Person (or after such Subadvisor Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Manager of any such claim shall not relieve the Manager from any liability that it may have to the Subadvisor Indemnified Person against whom such action is brought otherwise than on account of this Section 15. In case any such action is brought against the Subadvisor Indemnified Person, the Manager will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Subadvisor Indemnified Person, to assume the defense thereof, with counsel reasonably satisfactory to the Subadvisor Indemnified Person. If the Manager assumes the defense of any such action and the selection of counsel by the Manager to represent both the Manager and the Subadvisor Indemnified Person would result in a conflict of interest and, therefore, would not, in the reasonable judgment of the Subadvisor Indemnified Person, adequately represent the interests of the Subadvisor Indemnified Person, the Manager will, at its own expense, assume the defense with counsel to the Manager and, also at its own expense, with separate counsel to the Subadvisor Indemnified Person, which counsel shall be satisfactory to the Manager and to the Subadvisor Indemnified Person. The Subadvisor Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Manager shall not be liable to the Subadvisor Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Subadvisor Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Manager shall not have the right to compromise on or settle the litigation without the prior written consent of the Subadvisor Indemnified Person if the compromise or settlement results, or may result, in a finding of wrongdoing on the part of the Subadvisor Indemnified Person.

(d)          The Subadvisor shall not be liable under Paragraph (b) of this Section 15 with respect to any claim made against a Manager Indemnified Person unless such Manager Indemnified Person shall have notified the Subadvisor in writing within a reasonable time after the summons, notice or other first legal process or notice giving information of the nature of the claim shall have been served upon such Manager Indemnified Person (or after such Manager Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Subadvisor of any such claim shall not relieve the Subadvisor from any liability that it may have to the Manager Indemnified Person against whom such action is brought otherwise than on account of this Section 15. In case any such action is brought against the Manager Indemnified Person, the Subadvisor will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Manager Indemnified Person, to assume the defense thereof, with counsel reasonably satisfactory to the Manager Indemnified Person. If the Subadvisor assumes the defense of any such action and the selection of counsel by the Subadvisor to represent both the Subadvisor and the Manager Indemnified Person would result in a conflict of interest and, therefore, would not, in the reasonable judgment of the Manager Indemnified Person, adequately represent the interests of the Manager

24

Indemnified Person, the Subadvisor will, at its own expense, assume the defense with counsel to the Subadvisor and, also at its own expense, with separate counsel to the Manager Indemnified Person, which counsel shall be satisfactory to the Subadvisor and to the Manager Indemnified Person. The Manager Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Subadvisor shall not be liable to the Manager Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Manager Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Subadvisor shall not have the right to compromise on or settle the litigation without the prior written consent of the Manager Indemnified Person if the compromise or settlement results, or may result, in a finding of wrongdoing on the part of the Manager Indemnified Person.

16.         Services Not Exclusive. The services furnished by the Subadvisor hereunder are not to be deemed exclusive, and except as the Subadvisor may otherwise agree in writing, the Subadvisor shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby. Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Subadvisor, who may also be a Trustee, officer or employee of a Registrant, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

17.         Duration and Termination. This Agreement shall become effective on the date first indicated above. Unless terminated as provided herein, the Agreement shall remain in full force and effect for an initial period of two (2) years from the date first indicated above when following a shareholder approval, and otherwise a period of one (1) year, and continue on an annual basis thereafter with respect to the Series, provided that such continuance is specifically approved each year by: (a) the vote of a majority of the entire Board or by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Series; and (b) the vote of a majority of those applicable Trustees who are not parties to this Agreement or interested persons (as such term is defined in the 1940 Act) of any such party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. Any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act) of a Series shall be effective to continue this Agreement with respect to the Series notwithstanding: (i) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Series; or (ii) that this Agreement has not been approved by the vote of a majority of the outstanding shares of the Registrant, unless such approval shall be required by any other applicable law or otherwise. Notwithstanding the foregoing, this Agreement may be terminated for each or any Series hereunder: (A) by the Manager at any time without penalty, upon sixty (60) days’ written notice to the Subadvisor and the applicable Registrant; (B) at any time without payment of any penalty by the Registrant, upon the vote of a majority of each Registrant’s Board or a majority of the outstanding voting securities of each Portfolio, upon sixty (60) days’ written notice to the Manager and the Subadvisor; or (C) by the Subadvisor at any time without penalty, upon sixty (60) days’ written notice to the Manager and the Registrant. In the event of termination for any reason, all records of each Series for which the Agreement is terminated shall promptly be returned to the Manager or the applicable Registrant, free from any claim or retention of rights in such record by the Subadvisor; provided, however, that the Subadvisor may, at its own expense, make and retain a copy of such records. The Agreement shall automatically terminate in the event of its assignment (as such term is described in the 1940 Act) or in the event the applicable Management Agreement is assigned or terminates for any other reason. In the event this Agreement is terminated or is not approved in the manner described above, the Sections numbered 2(f), 9, 10, 12, 14, 15 and 19 of this Agreement shall remain in effect, as well as any applicable provision of this Section 17.

18.         Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no material amendment of this Agreement shall be effective until approved by an affirmative vote of: (i) the holders of a majority of the outstanding voting securities of the Series; and (ii) the Trustees of each Registrant , including a majority of the Trustees of each Registrant who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

25

19.         Use of Name.

(a)          It is understood that the name MainStay or any derivative thereof or logo associated with that name is the valuable property of the Manager and/or its affiliates, and that the Subadvisor has the right to use such name (or derivative or logo) only with the approval of the Manager and only so long as the Manager is Manager to the Registrants and/or the Series. Upon termination of the Management Agreement and the Manager, the Subadvisor shall forthwith cease to use such name (or derivative or logo).

(b)          It is understood that the name Epoch Investment Partners, Inc. or any derivative thereof or logo associated with that name is the valuable property of the Subadvisor and its affiliates and that the Registrants and/or the Series have the right to use such name (or derivative or logo) in offering materials of each Registrant or sales materials with respect to each Registrant with the approval of the Subadvisor and for so long as the Subadvisor is a Subadvisor to the Registrants and/or the Series. Upon termination of this Agreement, the Registrants shall forthwith cease to use such name (or derivative or logo).

20.         Proxies; Class Actions.

(a)          The Manager has provided the Subadvisor a copy of the Manager’s Proxy Voting Policy, setting forth the policy that proxies be voted for the exclusive benefit and in the best interests of the Registrants. Absent contrary instructions received in writing from a Registrant, the Subadvisor will vote all proxies solicited by or with respect to the issuers of securities held by the Series in accordance with applicable fiduciary obligations. The Subadvisor shall maintain records concerning how it has voted proxies on behalf of each Registrant, and these records shall be available to each Registrant upon request.

(b)          Manager acknowledges and agrees that the Subadvisor shall not be responsible for taking any action or rendering advice with respect to any class action claim relating to any assets held in the Allocated Assets or Series. Manager will instruct the applicable service providers not to forward to the Subadvisor any information concerning such actions. The Subadvisor will, however, forward to Manager any information it receives regarding any legal matters involving any asset held in the Allocated Assets or Series.

21.         Notice. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Manager at NYLIM Center, 30 Hudson Street, Jersey City, New Jersey 07302, Attention: President; or (2) to the Subadvisor at Epoch Investment Partners, Inc., 399 Park Avenue, 31st Floor, New York, New York 10022, Attention: Tim Taussig, Chief Operating Officer.

22.         Miscellaneous.

(a)          This Agreement shall be governed by the laws of the State of New York, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or rules or orders of the SEC thereunder. The term “affiliate” or “affiliated person” as used in this Agreement shall mean “affiliated person” as defined in Section 2(a)(3) of the 1940 Act;

(b)          The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect;

(c)          To the extent permitted under Section 17 of this Agreement, this Agreement may only be assigned by any party with the prior written consent of the other parties;

(d)          If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable;

(e)          Nothing herein shall be construed as constituting the Subadvisor as an agent of the Manager, or constituting the Manager as an agent of the Subadvisor.

*          *          *

26

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the date first indicated above. This Agreement may be signed in counterparts.

NEW YORK LIFE INVESTMENT MANAGEMENT LLC

By:	Attest:
Name: Stephen P. Fisher	Name: Thomas Lynch
Title: Senior Managing Director and President	Title: Director and Associate General Counsel

EPOCH INVESTMENT PARTNERS, INC.

By:	Attest:
Name:	Name:
Title:	Title:

27

SCHEDULE A

(Effective as of March 31, 2017)

As compensation for services provided by Subadvisor, the Manager will pay the Subadvisor and Subadvisor agrees to accept as full compensation for all services rendered hereunder, at an annual subadvisory fee equal to the following:

SERIES	Annual Rate

MainStay Epoch Capital Growth Fund[1]	0.375% on all assets

MainStay Epoch Global Choice Fund	0.475% on assets up to $500 million; and 0.45% on assets in excess of $500 million

MainStay Epoch Global Equity Yield Fund	0.35% on all assets

MainStay Epoch International Choice Fund[1]	0.40% on assets up to $5 billion; and 0.3875% on assets from $5 billion to $7.5 billion; and 0.375% on assets in excess of $7.5 billion

MainStay Epoch International Small Cap Fund	0.55% on all assets

MainStay Epoch U.S. All Cap Fund[2]	0.425% on assets up to $500 million; 0.4125% on assets from $500 million to $1 billion; and 0.40% on assets in excess of $1 billion

MainStay Epoch U.S. Equity Yield Fund[1]	50% of the effective gross management fee

MainStay Epoch U.S. Small Cap Fund [2,3]	0.425% on assets up to $1 billion; and 0.40% on assets in excess of $1 billion

MainStay Income Builder Fund[2,4] (portfolio sleeve)	50% of the effective gross management fee

MainStay MAP Equity Fund[1] (portfolio sleeve)	0.425% on assets up to $500 million; 0.4125% on assets from $500 million to $1 billion; and 0.40% on assets in excess of $1 billion

MainStay VP Epoch U.S. Equity Yield Portfolio[1]	50% of the effective gross management fee

A-1

MainStay VP Epoch U.S. Small Cap Portfolio[2]	0.400% on assets up to $200 million; 0.375% on assets from $200 million to $500 million; 0.3625% on assets from $500 million to $1 billion; and 0.35% on assets in excess of $1 billion

MainStay VP Income Builder Portfolio[2,5] (portfolio sleeve)	50% of the effective gross management fee

The fee based upon the average daily net assets of the respective Series, unless otherwise noted, shall be accrued daily at the rate of 1/(number of days in calendar year) of the annual rate applied to the daily net assets of the Series.

Payment will be made to the Subadvisor on a monthly basis.

[1]	With respect to the MainStay Epoch Capital Growth Fund, MainStay Epoch International Choice Fund, MainStay Epoch U.S. Equity Yield Fund, MainStay MAP Equity Fund, and MainStay VP Epoch U.S. Equity Yield Portfolio, the Manager and Subadvisor will share equally in management fee waivers and expense limitation reimbursements. The Subadvisor will not share in any reimbursements above the current subadvisory fee.

[2]	Effective three years after June 29, 2009, the Subadvisor will equally share in any modifications to the management fee or management fee breakpoints for the Series that are implemented subsequent to the date of this Agreement.

[3]	With respect to the MainStay Epoch U.S. Small Cap Fund, to the extent that the net management fee ratio for the Fund is less than the subadvisory fee ratio due to total net expense limitation reimbursements, the Subadvisor has agreed to receive an amount equal to the net management fees.

[4]	Based on the percentage of the Subadvisor’s Allocated Assets constituting the Series’ average daily net assets. For reference, the management fee schedule for MainStay Income Builder Fund is 0.64% on assets up to $500 million; 0.60% on assets between $500 million and $1 billion; and 0.575% on assets over $1 billion.

[5]	Based on the percentage of the Subadvisor’s Allocated Assets constituting the Series’ average daily net assets. For reference, the management fee schedule for MainStay VP Income Builder Portfolio is 0.57% on assets up to $1 billion and 0.55% on assets over $1 billion.

A-2

EXHIBIT B

COMPARABLE MUTUAL FUNDS SUBADVISED BY EPOCH

Fund Name	Total Assets as of December 31, 2016 ($)	Annual Subadvisory Fee as a % of Average Daily Net Assets

MainStay Epoch U.S. Equity Yield Fund	$123,000,000	50% of the effective gross management fee[3]

Epoch U.S. Equity Shareholder Yield Fund	$5,252,221	0.50% on assets up to $1 billion; 0.45% on assets from $1 billion to $2 billion; and 0.40% on assets over $2 billion.

3 New York Life Investments and Epoch will share equally in management fee waivers and expense limitation reimbursements. Epoch will not share in any reimbursements above the current subadvisory fee.

B-1

EXHIBIT C

DIRECTORS AND OFFICERS OF NEW YORK LIFE INVESTMENTS

The directors and officers of New York Life Investments and their respective titles are listed below. The address for each officer and director is 51 Madison Avenue, New York, New York 10010.

Name of Officer/Director of New York Life Investment Management LLC	Title
Hung, Yie-Hsin	Chairman of the Board of Managers and Chairman, Senior Managing Director and Chief Executive Officer
Bedard, David G.	Member of the Board of Managers and Senior Managing Director
Blunt, Christopher O.	Member of the Board of Managers
Bopp, Kevin M.	Chief Compliance Officer
Fisher, Stephen P.	Member of the Board of Managers and Senior Managing Director and President
Fleurant, John T.	Member of the Board of Managers
Harte, Frank	Senior Managing Director and Chief Financial Officer
Lehneis, Kirk C.	Senior Managing Director and Chief Operating Officer
Seter, Arthur H.	Member of the Board of Managers and Senior Managing Director
Shively, George S.	Senior Managing Director, General Counsel and Secretary
Yoon, Jae	Senior Managing Director & Chief Investment Officer

C-1

EXHIBIT D

ADDITIONAL INFORMATION ABOUT EPOCH

Certain information on each executive officer of Epoch is listed below, including any business, profession, vocation or employment of a substantial nature in which each such person has been engaged during the last two fiscal years for his or her own account or in the capacity of director, officer, partner or trustee. Epoch’s address is 399 Park Avenue, New York, New York 10022.

Name	Position With Epoch Investment Partners, Inc.	Other Business
William Priest	Chief Executive Officer/Co-Chief Investment Officer	None
Timothy Taussig	President/Chief Operating Officer	None
Adam Borak	Chief Financial Officer	None
David Pearl	Executive Vice President/Co-Chief Investment Officer	None
David Barnett	Chief Compliance Officer	None

D-1

PROXY TABULATOR P.O. BOX 55909 BOSTON, MA 02205-5909

YOUR VOTE IS IMPORTANT!

Vote by Internet

Please go to the electronic voting site at www.proxyonline.com.

Follow the on-line instructions provided.

Vote by Telephone

Call toll free at 1-888-227-9349 and follow the recorded instructions provided.

Vote by Mail

To vote your voting instruction card by mail, check the appropriate voting boxes on the reverse side of this card, sign and date the card and return it in the enclosed postage-paid envelope.

Please ensure the address below shows through the window of the envelope provided.

In Person

Attend shareholders’ meeting at the offices of New York Life Investment Management LLC, 51 Madison Avenue, New York, New York 10010 on March 31, 2017, at 11:00 a.m., Eastern time.

PROXY TABULATOR

PO BOX 55909

BOSTON, MA 02205-5908

VOTING INSTRUCTION	VOTING INSTRUCTION

MAINSTAY VP FUNDS TRUST

MAINSTAY VP ICAP SELECT EQUITY

PORTFOLIO

51 Madison Avenue

New York, New York 10010

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

Proxy for A Special Meeting of Shareholders – March 31, 2017

The undersigned, revoking any previously executed voting instruction cards, hereby directs the above-named Insurance Company to vote all shares of the Portfolio listed above in which the undersigned had an interest as a policy owner on January 20, 2017, at the Special Meeting of Shareholders of MainStay VP Funds Trust (“Trust”), on March 31, 2017 at 11:00 a.m., Eastern time, at the offices of New York Life Investment Management LLC (“New York Life Investments”), 51 Madison Avenue, New York, New York 10010 or any adjournment thereof. Receipt of the related proxy statement and accompanying Notice of Special Meeting that describes the matters to be considered and voted on is hereby acknowledged.

If you fail to return this Voting Instruction Card, depending on your separate account, the Insurance Company will vote all shares of the Portfolio(s) attributable to your account value in proportion to the votes of policy owners allocating assets to such Portfolio for which voting instructions are received by the Insurance Company.

Shares will be voted in the manner specified in this Voting Instruction Card when properly executed and delivered. If no direction is made when the duly executed Voting Instruction Card is returned, the Insurance Company will vote in favor of the Proposal.

THE INSURANCE COMPANY IS AUTHORIZED TO VOTE IN ITS DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on March 31, 2017

proxyonline.com/docs/mainstayVPICAP.pdf

NYL16 -VIC – V2

EVERY POLICY OWNER’S VOTE IS IMPORTANT.

Remember to sign and date below before mailing in your vote.

This voting instruction card is valid only when signed

and dated.

THANK YOU FOR

VOTING

TO VOTE, MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS: Example: ■

THIS CARD IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. This card will be voted as instructed. If no specification is made, the card will be voted “FOR” the Proposal. The proxies are authorized, in their discretion, to vote upon such matters as may come before the Special Meeting or any adjournments.

The Board of Trustees unanimously recommends a vote FOR the following Proposal.

1.	To approve a new subadvisory agreement between New York Life Investment Management LLC and Epoch Investment Partners, Inc.	FOR ☐	AGAINST ☐	ABSTAIN ☐

NOTE: Please sign exactly as your name(s) appear on this card. Joint owners should each sign individually. Corporate proxies should be signed in full corporate name by an authorized officer. Fiduciaries should give full titles.

Signature	Signature	Date

PROXY TABULATOR P.O. BOX 55909 BOSTON, MA 02205-5909

YOUR VOTE IS IMPORTANT!

Vote by Internet

Please go to the electronic voting site at proxyonline.com/docs/mainstayVPICAP.pdf

Follow the on-line instructions provided.

Vote by Telephone

Call toll free at 1-888-227-9349 and follow the recorded instructions provided.

Vote by Mail

To vote your proxy by mail, check the appropriate voting boxes on the reverse side of this proxy card, sign and date the card and return it in the enclosed postage-paid envelope.

Please ensure the address below shows through the window of the envelope provided.

In Person

Attend shareholders’ meeting at New York Life Investment Management LLC, 51 Madison Avenue, New York, New York 10010 on March 31, 2017, at 11:00 a.m. Eastern time.

PROXY

TABULATOR PO

BOX 55909

BOSTON, MA 02205-5908

MAINSTAY VP FUNDS TRUST

MAINSTAY VP ICAP SELECT EQUITY

PORTFOLIO

51 Madison Avenue

New York, New York

10010

Proxy for A Special Meeting of Shareholders – March 31, 2017

THIS PROXY IS BEING SOLICITED ON BEHALF OF MAINSTAY VP FUNDS TRUST’S BOARD OF TRUSTEES ON BEHALF OF VP ICAP SELECT EQUITY YIELD PORTFOLIO (“PORTFOLIO”), A SERIES OF THE TRUST, FOR A SPECIAL MEETING OF SHAREHOLDERS OF THE PORTFOLIO (“SPECIAL MEETING”).

The undersigned hereby constitutes and appoints J. Kevin Gao , Thomas C. Humbert, Jr. and Y. Rachel Kuo their designees or any one of them, with power of substitution and re-substitution, as proxies to appear and vote all of the shares of beneficial interest in the name of the undersigned on the record date at the Special Meeting of Shareholders of the Portfolio, to be held on March 31, 2017, at 11:00 a.m., Eastern time, at the offices of New York Life Investment Management LLC (“New York Life Investments”), 51 Madison Avenue, New York, New York 10010 or at any adjournment thereof and the undersigned hereby instructs said proxies to vote as indicated on this proxy card. The undersigned hereby revokes any prior proxy to vote at such Meeting, and hereby ratifies and confirms all that said attorneys and proxies, or any of them, may lawfully do by virtue thereof.

The proxy, when properly executed, will be voted in the manner you directed with respect to shares that you own. If no direction is given with respect to an item, this proxy will be voted FOR the Proposal.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on March 31, 2017.

The proxy statement for this meeting is available at:

proxyonline.com/docs/mainstayVPICAP.pdf

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

Remember to sign and date below before mailing in your

vote.

This proxy card is valid only when signed and

dated.

THANK YOU FOR VOTING

TO VOTE, MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS: Example: ■

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. This proxy card will be voted as instructed. If no specification is made, the proxy card will be voted “FOR” the Proposal. The proxies are authorized, in their discretion, to vote upon such matters as may come before the Special Meeting or any adjournments.

The Board of Trustees unanimously recommends a vote FOR the following Proposal.

1.	To approve a new subadvisory agreement between New York Life Investment Management LLC and Epoch Investment Partners, Inc.	FOR ☐	AGAINST ☐	ABSTAIN ☐

NOTE: Please sign exactly as your name(s) appear on this card. Joint owners should each sign individually. Corporate proxies should be signed in full corporate name by an authorized officer. Fiduciaries should give full titles.

Signature	Signature	Date